                                                                   EXHIBIT 10.1

                      [RAMOIL MANAGEMENT, LTD. LETTERHEAD]

February 29, 2000

SHROPSHIRE OFFSHORE CONSULTING, LTD.
23 Main Street
Charlestown, Nevis
WEST INDIES

     Re:  S-8 Issuance

Dear Sirs:

Ramoil Management, Ltd. acknowledges that SHROPSHIRE OFFSHORE CONSULTING, LTD. has provided consulting services to Ramoil and in consideration for said services, Ramoil will agree to pay SHROPSHIRE OFFSHORE CONSULTING, LTD. 270,000 shares of common stock of the Company through an S-8 Registration Statement.

Very truly yours,
RAMOIL MANAGEMENT, LTD.

By /s/ Radoljub Radulovic

Radoljub Radulovic, CEO